23.1                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 24, 2000 in the Registration Statement on Form SB-2 and related Prospectus of Omega Med Corporation for the registration of 1,200,000 shares of its common stock.

                                            ____________/s/________________
                                            By:
                                            For: Kelly and Company